                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]


Check the appropriate box:
                                                                   / / CONFIDENTIAL,  FOR  USE OF THE  COMMISSION  ONLY
/X/ Preliminary proxy Statement                                        (AS PERMITTED BY RULE 14A-6(e)(2)).
/ / Definitive proxy Statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                                HNC SOFTWARE INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
     (5) Total fee paid:

-------------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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



                           [LOGO OF HNC SOFTWARE INC.]







                                 April 21, 2000

To Our Stockholders:

You are cordially invited to attend the 2000 Annual Meeting of Stockholders of HNC Software Inc. to be held at HNC's offices located at 5935 Cornerstone Court West, San Diego, California, on Thursday, May 25, 2000, at 10:00 a.m., local time.

The matters to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Please use this opportunity to take part in HNC's affairs by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE BEFORE THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We hope to see you at the meeting.

                                         Sincerely,

                                         /S/  JOHN MUTCH

                                         John Mutch
                                         President and Chief Executive Officer

                                HNC SOFTWARE INC.
                           5935 CORNERSTONE COURT WEST
                           SAN DIEGO, CALIFORNIA 92121

                                ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                ------------------

To our stockholders:

The 2000 annual meeting of stockholders of HNC Software Inc. will be held at our offices at 5935 Cornerstone Court West, San Diego, California, on Thursday,
May 25, 2000, at 10:00 a.m., local time.

At the meeting, you will be asked to consider and vote upon the following matters:

     1. The election of five directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation, death or removal. At the meeting, our board of directors intends to present the following nominees for election as directors:

              Edward K. Chandler                 Thomas F. Farb
              Alex W. Hart                       Charles H. Gaylord, Jr.
              John Mutch

     2. A proposal to amend our Certificate of Incorporation to increase the number of shares of common stock from 50,000,000 shares to 120,000,000 shares.

     3. A proposal to approve an amendment to our 1995 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan by 1,850,000 shares.

     4. A proposal to approve an amendment to our 1995 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance under the plan by 200,000 shares and to provide that the number of shares of common stock reserved for issuance under the plan will be automatically increased each January 1 by an amount equal to 1% of the total number of shares outstanding on the previous December 31.

     5. A proposal to approve an amendment to our 1995 Directors Stock Option Plan to increase the number of shares of common stock reserved for issuance under the plan by 250,000 shares.

     6. A proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent accountants for 2000.

     7. To transact the other business that may properly come before the meeting or any adjournment or postponement of the meeting.

These items of business are more fully described in the attached proxy statement. Only stockholders of record at the close of business on March 31, 2000 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

                                           By Order of the Board of Directors

                                           /s/ Kenneth J. Saunders
                                           -------------------------------------
                                           Kenneth J. Saunders
                                           Chief Financial Officer and Secretary

San Diego, California
April 21, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                HNC SOFTWARE INC.
                           5935 CORNERSTONE COURT WEST
                        SAN DIEGO, CALIFORNIA 92121-3728

                                ------------------

                                 PROXY STATEMENT

                                ------------------

                                 APRIL 21, 2000

The accompanying proxy is solicited on behalf of the board of directors of HNC Software Inc., a Delaware corporation, for use at the 2000 annual meeting of stockholders to be held at our offices at 5935 Cornerstone Court West, San Diego, California, on Thursday, May 25, 2000, at 10:00 a.m., local time. This proxy statement and the accompanying form of proxy were first mailed to stockholders on or about April 21, 2000. An annual report for 1999 is enclosed with this proxy statement.

RECORD DATE; QUORUM

Only holders of record of common stock at the close of business on March 31, 2000 will be entitled to vote at the meeting. The presence at the meeting, in person or by proxy, of a majority of the shares outstanding on that date will constitute a quorum for the transaction of business. At the close of business on the record date, we had 26,560,695 shares of common stock outstanding and entitled to vote.

VOTING RIGHTS; REQUIRED VOTE

Stockholders are entitled to one vote for each share held as of the record date. Shares may not be voted cumulatively. If a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote shares on a particular matter, a "broker non-vote," then those shares will not be considered present and entitled to vote on that matter, although they will be counted in determining whether or not a quorum is present at the meeting.

Directors are elected by a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Approval of proposal no. 2 requires the affirmative vote of a majority of the shares of common stock outstanding. Abstentions and broker non-votes will have the effect of a vote against proposal no. 2. Approval of proposals no. 3, 4, 5 and 6 requires the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting that are voted for or against the proposal. Abstentions and broker non-votes will not affect the outcome of the vote on those proposals. The inspector of elections appointed for the meeting will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes.

VOTING OF PROXIES

The proxy accompanying this proxy statement is solicited on behalf of the board of directors. We ask all stockholders to complete, date and sign the proxy and promptly return it in the enclosed envelope or otherwise mail it to HNC. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained in the proxy; however, returned signed proxies that give no instructions as to how they should be voted on a particular proposal will be counted as votes "for" that proposal. In the case of the election of directors, proxies that give no instructions as to how they should be voted will be counted as voted "for" election to the board of all the nominees presented by the board.

If sufficient votes in favor of the proposals are not received by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies. Any adjournment requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

HNC will pay the expenses of soliciting the proxies for the meeting. After the original mailing of the proxies and other soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, telegraph or in person. After the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. We reimburse those record holders for their reasonable expenses upon request. We have retained Corporate Investors Communications, an independent proxy solicitation firm, to assist in soliciting proxies at an estimated fee of $6,000 plus reimbursement of reasonable expenses.

REVOCABILITY OF PROXIES

A stockholder may revoke a proxy at any time before it is voted by signing and returning a proxy bearing a later date, by delivering a written notice of revocation to HNC stating that the proxy is revoked or by attending the meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the meeting, the stockholder must bring to the meeting a letter from the broker, bank or other nominee confirming the stockholder's beneficial ownership of the shares and that the broker, bank or other nominee is not voting the shares at the meeting.

                      PROPOSAL NO. 1--ELECTION OF DIRECTORS

The board currently consists of six directors, five of whom are nominated for reelection at the meeting. Robert L. North is not standing for reelection at the meeting. Immediately before the meeting, the size of the board will be set at five members. At the meeting, stockholders will elect directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified or until the director's earlier resignation, death or removal.

Shares represented by the accompanying proxy will be voted "for" the election of the five nominees recommended by the board unless the proxy is marked to withhold authority to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for a substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to or for good cause will not serve as a director.

DIRECTORS/NOMINEES

The names of the nominees, and certain information about them, are set forth below:

                                                                                                                DIRECTOR
NAME OF DIRECTOR                   AGE                           PRINCIPAL OCCUPATION                            SINCE
----------------                   ---                           --------------------                          -------
Edward K. Chandler (1).......       42    Managing Director, Graystone Venture Partners, LLC                      1991
Alex W. Hart (2).............       59    Independent Consultant to the financial services industry               1998
Thomas F. Farb (1)...........       43    General Partner and Chief Financial Officer, Summit Partners            1987
Charles H. Gaylord, Jr. (2)..       54    Private technology investor                                             1995
John Mutch...................       43    President and Chief Executive Officer, HNC Software Inc.                1999

-------------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

Edward K. Chandler has been a director of HNC since August 1991. Since July 1991, he has been president of Prairie-EKC, Inc., a partner of the general partner of PCE 1991 Limited Partnership, a venture capital firm, and a principal of Prairie Capital Partnership, a venture capital firm. Since November 1996, Chandler has also been a managing director of Graystone Venture Partners, LLC, a venture capital firm. He holds a bachelor's of arts degree in economics from Yale University and a master's degree in business administration from Harvard University.

Alex W. Hart has been a director of HNC since October 1998. Since February 1998, he has been an independent consultant to the financial services industry. From August 1996 to February 1998, Hart served as chief executive officer of Advanta Corporation, a diversified financial services company. From March 1994 to August 1996, Hart served as executive vice chairman of Advanta Corporation. From November 1988 to March 1994, he served as president and chief executive officer of MasterCard International. He holds a bachelor's of arts degree in social relations from Harvard University and has completed studies at the Graduate School of Bank Marketing at the University of Colorado and the Graduate Program for Data Processing Management at Harvard Business School.

Thomas F. Farb has been a director of HNC since November 1987. Since September 1998, he has served as general partner and chief financial officer of Summit Partners, a private investment firm. From April 1994 to August 1998, Farb served as senior vice president, chief financial officer and treasurer of Interneuron Pharmaceuticals, Inc., a publicly-held diversified pharmaceutical company, and as an officer of several of its subsidiaries. From October 1992 to March 1994, Farb served as vice president of corporate development, chief financial officer and controller of Cytyc Corporation, a medical device and diagnostics company. Farb also serves as a director of Redwood Trust, Inc., a California-based publicly-held Real Estate Investment Trust. He holds a bachelor's of arts degree in sociology from Harvard University.

Charles H. Gaylord, Jr. has been a director of HNC since May 1995. He is currently a private technology investor and a director of Stac Inc., a publicly-held software company. From December 1993 to September 1994, Gaylord served as executive vice president of Intuit Inc., a publicly-held personal and small business finance software company, following Intuit's acquisition of ChipSoft, Inc., a tax preparation software company. Before that acquisition, from June 1990 to December 1993, he served first as president and chief executive officer and a director of ChipSoft and then as chairman of the board of directors and chief executive officer. He holds bachelor's and master's of science degrees in aerospace engineering from Georgia Institute of Technology and a master's degree in business administration from Harvard University.

John Mutch has been a director of HNC since December 1999. He was appointed president and chief executive officer during December 1999. Mutch joined us in July 1997, where he served initially as vice president, marketing, until September 1998, and later as president of HNC Insurance Solutions from September 1998 to December 1999. He was a founder of MVenture Holdings, Inc., a private equity fund that invests in start-up technology companies, and served as a general partner from June 1994 to July 1997. From December 1986 to June 1997, Mutch held a variety of executive marketing positions with Microsoft Corporation, including director of organization marketing. He holds a bachelor's of science degree in applied economics from Cornell University and a master's degree in business administration from the University of Chicago.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

BOARD OF DIRECTORS. During 1999, the Board met 21 times, including telephone conference meetings, and acted by written consent six times. No director attended fewer than 75% of the total number of meetings of the board held while he was a director and the total number of meetings held by all committees of the board on which the director served during the time he served.

Standing committees of the board include an audit committee and a compensation committee. The board does not have a nominating committee or a committee performing similar functions.

AUDIT COMMITTEE. Chandler and Farb are the current members of the audit committee. The audit committee met five times during 1999. The audit committee meets with our independent accountants to review the adequacy of our internal control systems and financial reporting procedures; reviews the general scope of our annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by our auditors, reviews the fairness of any proposed transaction between HNC and any officer, director or other affiliate of HNC (other than transactions subject to the review of the compensation committee), and after review, makes recommendations to the full board; and performs further functions as may be required by any stock exchange or over-the-counter market upon which the HNC common stock may be listed.

COMPENSATION COMMITTEE. Gaylord and Hart are the current members of the compensation committee. Oliver D. Curme was a member of the compensation committee until April 1999, when his term as a director ended. During 1999, the compensation committee met 16 times. The compensation committee recommends compensation for our officers and employees, grants (or delegates authority to grant) options and stock awards under our employee benefit plans, and reviews and recommends adoption of and amendments to stock option and employee benefit plans.

DIRECTOR COMPENSATION

We reimburse board members for reasonable expenses associated with their attendance at board meetings. We pay Farb a fee of $1,000 for each board meeting he attends. None of the other board members receives a fee for attending board meetings. Members of the board who are not employees, consultants or independent contractors of HNC, or any parent, subsidiary or affiliate of HNC, are eligible to participate in our 1995 Directors Stock Option Plan. During 1999, Chandler, Farb, and Gaylord were each granted an option under this plan to purchase 10,000 shares of common stock at a price of $29.6875 per share.

During 1999, Hart was granted an option under this plan to purchase 10,000 shares of common stock at a price of $39.9375 per share.

              THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH
                              NOMINATED DIRECTOR.

    PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

In April 2000, the board approved an amendment to our certificate of incorporation, subject to stockholder approval, to increase the number of authorized shares of common stock by 70,000,000 shares. This amendment will increase the number of shares authorized from 50,000,000 shares to 120,000,000 shares. The amendment will not affect the par value of the common stock, which will remain at $0.001 per share. No other change in the rights of stockholders is proposed. This proposed increase would result in additional shares being available for, among other things, stock splits, stock dividends, issuance from time to time for other corporate purposes, such as acquisitions of companies or pursuant to stock options or other employee benefit plans. HNC believes that the availability of the additional shares will provide it with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

As of December 31, 1999, approximately 25,704,000 of our authorized shares of common stock were issued and outstanding. Of the remaining 24,296,000 shares of common stock, approximately 10,812,000 were reserved for issuance under our stock benefit plans and upon conversion of our convertible notes. If the proposed amendment is approved, we will have approximately 13,484,000 shares of common stock that are authorized, but that are not outstanding or reserved for future issuance.

                  THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT
                      OF THE CERTIFICATE OF INCORPORATION.

     PROPOSAL NO. 3: APPROVAL OF AMENDMENT TO THE 1995 EQUITY INCENTIVE PLAN

In April 2000, the board adopted, subject to stockholder approval, an amendment to our 1995 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan by 1,850,000 shares. We are now asking the stockholders to approve the amendment.

The board believes that the increase in the number of shares reserved for issuance under the incentive plan is in the best interests of HNC because of the continuing need to provide stock options to attract and retain quality employees in order to remain competitive in the industry. The granting of equity incentives under the incentive plan plays an important role in our efforts to attract and retain employees of outstanding ability. Competition for skilled engineers and other key employees in the software industry is intense and the use of significant stock options for retention and motivation of personnel is pervasive in the high technology industries. The board believes that the additional reserve of shares for equity incentives will provide us with adequate flexibility to ensure that we can continue to meet those goals and facilitate expansion of our employee base.

The closing price of HNC common stock on the Nasdaq National Stock Market was $72.06 per share on March 31, 2000.

Below is a summary of the principal provisions of the incentive plan. The summary is qualified in its entirety by reference to the full text of the incentive plan, which may be obtained from HNC. The incentive plan is also on file with the Securities and Exchange Commission and is available at the SEC's website at www.sec.gov.

INCENTIVE PLAN HISTORY. The board and stockholders originally adopted and approved the incentive plan in May 1995. The Board and stockholders amended it once in each of 1996, 1997 and 1999 and twice in 1998 to increase the number of shares available for grant. The purpose of the incentive plan is to offer employees and other eligible persons an opportunity to participate in HNC's future performance through awards of stock options, restricted stock and stock bonuses. From the inception of the incentive plan through December 31, 1999, options to purchase a total of 8,414,899 shares were granted under the incentive plan, of which options to purchase 2,671,185 shares were canceled. During the same time period, options were granted under the incentive plan to the executive officers named in the Summary Compensation Table, as follows:

         John Mutch, 485,000 shares;

         Kenneth J. Saunders, 136,238 shares;

         Earl V. Malit, 25,000 shares;

         J. Anthony Patterson, 50,000 shares;

         John Buchanan, 121,214 shares;

         Robert L. North, 150,626 shares;

         Raymond V. Thomas, 51,214 shares; and

         Michael A. Thiemann, 140,000 shares.



During the same time period, the current executive officers as a group (10 persons) were granted options under the incentive plan to purchase a total of 817,452 shares, and options to purchase a total of 7,597,447 shares were granted to employees other than current executive officers. No options have been granted under the incentive plan to any director who is not an executive officer or to any associate of any executive officer or director of HNC. No person received 5% or more of the total options granted under the incentive plan from the inception of the incentive plan through December 31, 1999, with exception that John Mutch was granted 5.8% of total options granted. No significant grants have been made to any of the executive officers named in the Summary Compensation Table during 2000.

SHARES SUBJECT TO THE INCENTIVE PLAN. The stock subject to issuance under the incentive plan consists of shares of authorized but unissued common stock. The number of shares currently reserved for issuance under the incentive plan is the sum of 7,250,000 shares plus shares transferred to the incentive plan from our 1987 Stock Option Plan. Shares transferred to the incentive plan from the 1987 plan consist of shares that were unissued and not subject to outstanding options under the 1987 plan on the effective date of the incentive plan, and shares issuable upon exercise of options granted under the 1987 plan that expire or become unexercisable for any reason without having been exercised in full. These shares are no longer available for distribution under the 1987 plan but are available for distribution under the incentive plan. If any option granted under the incentive plan expires or terminates for any reason without being exercised in whole or in part, then the shares released from the option will again become available for grant and purchase under the incentive plan. As of December 31, 1999, there were a total of 7,487,838 shares of common stock reserved for issuance under the incentive plan. This number of shares is subject to proportionate adjustment to reflect stock splits, stock dividends and other similar events. In addition, 1,430,000 shares of common stock have been reserved for issuance under HNC's 1998 Stock Option Plan; and 1,251,327 shares of common stock have been reserved for issuance under option plans that HNC has assumed in connection with acquisitions through December 31, 1999. A total of 242,393 shares are currently available for future grants under HNC's 1998 Stock Option Plan; no additional shares will be granted from plans that HNC has assumed in connection with acquisitions through December 31, 1999.

ELIGIBILITY. Employees, officers, directors, consultants, independent contractors and advisors of HNC (and of any of its subsidiaries and affiliates) are eligible to receive awards under the incentive plan. No participant is eligible to receive more than 500,000 shares of common stock in any calendar year under the incentive plan, other than new employees of HNC (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 700,000 shares in the calendar year in which they start their employment with HNC. As of December 31, 1999, approximately 700 persons were eligible to participate in the incentive plan, 1,600,286 shares had been issued upon exercise of options granted under the incentive plan and 4,143,428 shares were subject to outstanding options. As of that date, 1,744,124 shares were available for future grant.

ADMINISTRATION. The incentive plan is administered by the compensation committee of the board. The members of the committee are appointed by the board and are "NON-EMPLOYEE DIRECTORS," as defined in Rule 16b-3 under the Securities Exchange Act and "OUTSIDE DIRECTORS," as defined in Section 162(m) of the Internal Revenue Code. The committee currently consists of Charles H. Gaylord, Jr. and Alex W. Hart. Oliver D. Curme was a member of the compensation committee until April 1999, when his term as a director ended.

Subject to the terms of the incentive plan, the committee determines the persons who are to receive awards, the number of shares subject to each award and the terms and conditions of awards. The committee has authorized HNC's President and Chief Executive Officer to make option grants to non-officer employees within specified ranges of shares based on the position and grade level for the employee and guidelines established by the committee. The committee also has the authority to construe and interpret any of the provisions of the incentive plan or any awards granted under the incentive plan.

STOCK OPTIONS. The incentive plan permits grants of options that are intended to qualify either as incentive options or nonqualified options. Incentive options may be granted only to employees (including officers and directors who are also employees) of HNC or any parent or subsidiary of HNC. The per share exercise price for each incentive option must be no less than the "fair market value" (as defined in the incentive plan) of a share of common stock at the time the option is granted. In the case of an incentive option granted to a 10% stockholder, the per share exercise price must be no less than 110% of the fair market value of a share of common stock at the time the option is granted. Options granted under the incentive plan before August 1999 generally have a term of up to ten years, and options granted after August 1999 generally have a term of up to seven years.

Participants may pay the exercise price of options granted under the incentive plan as approved by the committee at the time of grant: (1) in cash (by check);
(2) by cancellation of indebtedness we owe to the participant; (3) by surrender of shares of HNC common stock, as long as the participant has owned the shares for at least six months and the shares surrendered have a fair market value on the date of surrender equal to the total exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the participant for services rendered; (6) by a "same-day sale" commitment from the participant and a National Association of Securities Dealers, Inc.
broker; (7) by a "margin" commitment from the Participant and an NASD broker; or (8) by any combination of the foregoing.

RESTRICTED STOCK AWARDS. The committee may grant restricted stock awards to purchase stock to eligible participants, either in addition to, or in tandem with, other awards under the incentive plan. The committee determines the terms, conditions and restrictions of the awards. The purchase price for restricted stock awards must be no less than the fair market value of HNC common stock on the date of the award and can be paid for in any of the forms of consideration listed in items (1) through (5) in "Stock Options" above, as are approved by the Committee at the time of grant. To date, HNC has not granted any restricted stock awards under the incentive plan.

STOCK BONUS AWARDS. The committee may grant stock bonus awards to eligible participants, either in addition to, or in tandem with, other awards under the incentive plan. The committee determines the terms, conditions and restrictions of the stock bonuses. To date, HNC has not granted any stock bonus awards under the incentive plan and does not intend to grant stock bonus awards from shares now reserved or now proposed to be reserved under the incentive plan.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL. In the event of a merger, consolidation, dissolution or liquidation of HNC, the sale of substantially all of the assets of HNC or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the incentive plan or provide substantially similar consideration, shares or other property as was provided to stockholders of HNC in the transaction (after taking into account the provisions of the awards). If the successor corporation does not assume or substitute the awards, the awards will expire upon the closing of the transaction at the time and upon the conditions as the board determines.

AMENDMENT OF THE INCENTIVE PLAN. The board or the committee may at any time terminate or amend the incentive plan, including amending any form of award agreement or instrument to be signed under the incentive plan. However, the board and the committee may not, without stockholder approval, amend the incentive plan in any manner that requires stockholder approval under the Internal Revenue Code or the regulations under the Internal Revenue Code, or under the Securities Exchange Act or Rule 16b-3 (or its successor) under the Securities Exchange Act.

TERM OF THE INCENTIVE PLAN. Unless terminated earlier as provided in the incentive plan, the incentive plan will expire in May 2005, ten years after it was adopted by the board.

FEDERAL INCOME TAX INFORMATION. THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO HNC AND PARTICIPANTS UNDER THE INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON THE PARTICIPANT'S INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN.

INCENTIVE STOCK OPTIONS. A participant will recognize no income upon grant of an incentive option and will incur no tax on its exercise, unless the participant is subject to the alternative minimum tax as described below. If the participant holds shares acquired upon exercise of an incentive option for more than one year after the date the incentive option was exercised and for more than two years after the date it was granted, the participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the shares. The amount of this gain or loss will be equal to the difference between the amount realized upon the disposition of the shares and the option exercise price.

If the participant disposes of shares acquired upon exercise of an incentive option before the expiration of either required holding period, then the gain realized upon the disposition, up to the difference between the fair market value of the shares on the date of exercise (or, if less, the amount realized on a sale of the shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be capital gain.

ALTERNATIVE MINIMUM TAX. The difference between the fair market value of the shares acquired upon exercise of an incentive option on the date of exercise and the exercise price for the shares is an adjustment to income for purposes of the alternative minimum tax. Taxpayers must pay alternative minimum tax if the amount of the alternative minimum tax is more than their regular income tax. The amount of the alternative minimum tax is 26% of the portion of an individual taxpayer's alternative minimum taxable income (28% of that portion if the alternative minimum taxable income is more than $175,000). For alternative minimum taxable income that would otherwise be taxable as net capital gain, the maximum alternative minimum tax rate is 20%. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by specified tax preference items and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). The difference between the fair market value of shares acquired upon the exercise of an incentive option on the date of exercise and the exercise price is a tax preference item for this purpose. If the taxpayer disposes of the shares before the expiration of either required holding period, but the disposition occurs in the same calendar year as exercise of the incentive option, there is no alternative minimum tax adjustment for those shares. Also, upon a sale of shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the shares at exercise over the amount paid for the shares.

NONQUALIFIED STOCK OPTIONS. A participant will not recognize any taxable income at the time a nonqualified option is granted. However, upon exercise of a nonqualified option, the participant must include the spread in income as compensation. The spread is the difference between the fair market value of the purchased shares on the date of exercise and the exercise price of the shares. The participant must treat the included amount as ordinary income. The included amount may be subject to withholding by HNC, either by payment in cash or withholding out of the participant's salary. When the participant sells the shares, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

RESTRICTED STOCK AND STOCK BONUS AWARDS. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the participant to defer tax. At the time the tax is incurred, the tax treatment will be similar to that discussed above for nonqualified options.

MAXIMUM TAX RATES. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum of 20%. For this purpose, in order to receive long-term capital gain treatment, the shares must be held for more than twelve months. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

TAX TREATMENT OF HNC. HNC generally will be entitled to a deduction in connection with the exercise of a nonqualified option or the receipt of restricted stock or stock bonuses by a participant to the extent that the participant recognizes ordinary income, provided that HNC timely reports the income to the Internal Revenue Service. HNC will be entitled to a deduction in connection with the disposition of shares acquired upon the exercise of an incentive option only to the extent that the participant recognizes ordinary income on a disqualifying disposition of the shares.

ERISA. The incentive plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under
Section 401(a) of the Internal Revenue Code.

                  THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT
                       TO THE 1995 EQUITY INCENTIVE PLAN.

         PROPOSAL NO. 4: AMENDMENT OF 1995 EMPLOYEE STOCK PURCHASE PLAN

Stockholders are being asked to approve an amendment to our 1995 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance under the plan by 200,000 shares, from 650,000 shares to 850,000 shares. The amendment will also provide for an automatic increase each year in the pool of shares reserved for issuance under the employee stock purchase plan equal to 1% of the total shares outstanding at the end of the previous year. The board believes that the increase in the number of shares reserved for issuance under the stock purchase plan is in the best interests of HNC because there is a continuing need to provide equity participation to attract and retain quality employees and remain competitive in the industry. We believe that the stock purchase plan plays an important role in our efforts to attract and retain employees of outstanding ability.

The board approved the proposed amendment in March 2000, to be effective upon stockholder approval. Below is a summary of the principal provisions of the stock purchase plan. The summary is qualified in its entirety by reference to the full text of the stock purchase plan, which may be obtained from HNC. The stock purchase plan is also on file with the Securities and Exchange Commission and is available at the SEC's Web site at www.sec.gov.

STOCK PURCHASE PLAN HISTORY. The stock purchase plan was adopted by the board and approved by the stockholders in May 1995. In January 1998, the Board amended the stock purchase plan to permit participants to increase the percentage of their payroll deductions once during an open 12 month Offering Period. The board and stockholders amended it in 1999 to increase the number of shares available for issuance under the plan. The purpose of the plan is to provide participating employees with a convenient means of acquiring an equity interest in HNC through payroll deductions, to enhance their sense of participation in the affairs of HNC, and to provide an incentive for continued employment. We intend that the stock purchase plan will qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code.

SHARES SUBJECT TO THE STOCK PURCHASE PLAN. The stock subject to issuance under the stock purchase plan consists of shares of our authorized but unissued common stock. The board has reserved a total of 850,000 shares of common stock for issuance under the stock purchase plan, subject to stockholder approval. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

ADMINISTRATION. The compensation committee of the board administers the stock purchase plan. The interpretation or construction by the committee of any provisions of the plan will be final and binding on all participating employees.

ELIGIBILITY. All employees of HNC, or any subsidiary of HNC designated by the board as eligible to participate in the stock purchase plan, are eligible to participate in an Offering Period (as defined below) under the plan, except the following:

         employees who are not employed by HNC or any subsidiary of HNC one month before the beginning of the Offering Period;

         employees who are customarily employed for less than 20 hours per week;

         employees who are customarily employed for less than five months in a calendar year; and

         employees who own stock or hold options to purchase stock, or as a result of participation in the stock purchase plan would own stock or hold options to purchase stock, with 5% or more of the total combined voting power or value of all classes of our stock.

As of December 31, 1999, approximately 1,000 persons were eligible to participate in the stock purchase plan for the offering period beginning August 1, 1999. At that date, 327,464 shares had been issued under the stock purchase plan and 322,536 shares were available for future issuance, not including the proposed amendment. The closing price of the common stock on the Nasdaq National Stock Market was $72.06 per share on March 31, 2000.

Participating employees participate in the stock purchase plan through payroll deductions. A participating employee sets the rate of payroll deductions, which may not be less than 2% nor more than 10% of the participating employee's W-2 compensation, including base salary, wages, commissions, overtime, shift premiums, bonuses and draws against commissions, and before any deductions under Sections 125 or 401(k) of the Internal Revenue Code. No participating employee is permitted to purchase shares under the stock purchase plan at a rate which, when added to the employee's rights to purchase stock under all similar purchase plans of HNC, exceeds $25,000 in fair market value determined as of the Offering Date for each calendar year.

OFFERING PERIODS. Each offering of common stock under the stock purchase plan is for a period of 12 months (the "OFFERING PERIOD"). Offering Periods start on February 1 and August 1 of each year and end on January 31 and July 31 of each year. Each Offering Period consists of two six-month purchase periods (individually, a "PURCHASE PERIOD") during which payroll deductions of the participating employees are accumulated. The board has the power to set the beginning date of any Offering Period and to change the dates or the duration of Offering Periods or Purchase Periods without stockholder approval if the change is announced at least 15 days before the scheduled beginning of the first Offering Period or Purchase Period to be affected. The first day of each Offering Period is the "OFFERING DATE" for that Offering Period and the last business day of each Purchase Period is the "PURCHASE DATE" for that Purchase Period.

Participating employees may elect to participate in any Offering Period by enrolling as provided under the terms of the stock purchase plan. Once enrolled, a participating employee will automatically participate in each succeeding Offering Period unless the participating employee withdraws from the Offering Period or the stock purchase plan is terminated. After the rate of payroll deductions for an Offering Period is set by a participating employee, that rate is effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the participating employee is automatically enrolled) unless otherwise changed by the participating employee. The participating employee may increase or lower the rate of payroll deductions a maximum of once during a single Offering Period. A participating employee may increase or decrease the rate of payroll deductions for any subsequent Offering Period not later than the 15th day of the month before the beginning of that offering period.

PURCHASE PRICE. The purchase price of shares that may be acquired in any Purchase Period under the stock purchase plan is 85% of the lesser of: (i) the fair market value of the shares on the Offering Date; or (ii) the fair market value of the shares on the Purchase Date. The fair market value of a share of the common stock is defined as the closing price on the Nasdaq National Market on the last trading date before the date of determination (or the average closing price over the number of consecutive trading days before the date of determination as the board determines to be appropriate).

PURCHASE OF STOCK UNDER THE STOCK PURCHASE PLAN. The number of whole shares a participating employee will be able to purchase in any Purchase Period is determined by dividing the total payroll amount withheld from the participating employee during the Purchase Period under the stock purchase plan by the purchase price for each share determined as described above. The purchase takes place automatically on the Purchase Date of that Purchase Period.

WITHDRAWAL. A participating employee may withdraw from any Offering Period. Upon withdrawal, the accumulated payroll deductions will be returned to the withdrawn participating employee, without interest, provided that the withdrawal occurs at least 15 days before the related Purchase Date. If the withdrawal occurs less than 15 days before such Purchase Date, payroll deductions will continue for the remainder of that Offering Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the participating employee enrolls in the new Offering Period at least 15 days before the Offering Date.

AMENDMENT OF THE STOCK PURCHASE PLAN. The board may at any time amend, terminate or extend the term of the stock purchase plan, except that any termination cannot affect the terms of shares previously granted under the stock purchase plan, and any amendment cannot change the terms of shares previously granted which would adversely affect the right of any participating employee. In addition, any amendment must have stockholder approval if the amendment would: (a) increase the number of shares that may be issued under the stock purchase plan; (b) change the designation of the employees (or class of employees) eligible for participation in the stock purchase plan; or (c) constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Securities Exchange Act of 1934.

TERM OF THE STOCK PURCHASE PLAN. The stock purchase plan will continue until the earlier to occur of: (a) termination of the stock purchase plan by the board; (b) the issuance of all the shares of common stock reserved for issuance under the stock purchase plan; or (c) May 2005, ten years after the date the board adopted the stock purchase plan.

FEDERAL INCOME TAX INFORMATION. THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO HNC AND EMPLOYEES PARTICIPATING IN THE STOCK PURCHASE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON THE EMPLOYEE'S INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE STOCK PURCHASE PLAN.

The stock purchase plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code.

TAX TREATMENT OF THE PARTICIPATING EMPLOYEE. Participating employees will not recognize income for federal income tax purposes either upon enrollment in the stock purchase plan or upon the purchase of shares. All tax consequences are deferred until a participating employee sells the shares, disposes of the shares by gift or dies.

If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the participating employee dies while owning the shares, the participating employee will realize ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (a) 15% of the fair market value of the shares at the beginning of the Offering Period; or (b) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the participating employee has a capital loss for the difference between the sale price and the purchase price.

If the shares are sold or are otherwise disposed of, including by way of gift (but not death, bequest or inheritance) (in any case, a "DISQUALIFYING DISPOSITION") within either the one-year or the two-year holding periods described above, the participating employee will realize ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the aggregate fair market value of the shares at the date of purchase is a capital gain or loss. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain is taxed at a maximum rate of 20%. To receive long-term capital gain treatment, the stock must be held for more than one year. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

TAX TREATMENT OF HNC. HNC will be entitled to a deduction in connection with the disposition of shares acquired under the stock purchase plan only to the extent that the participating employee recognizes ordinary income on a disqualifying disposition of the shares. We will treat any transfer of record ownership of shares as a disposition, unless we are notified to the contrary. In order to enable us to learn of disqualifying dispositions and ascertain the amount of the deductions to which we are entitled, participating employees are required to notify us in writing of the date and terms of any disposition of shares purchased under the stock purchase plan.

ERISA. The stock purchase plan is not subject to any of the provisions of ERISA nor is it qualified under Section 401(a) of the Internal Revenue Code.

              THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE
                        1995 EMPLOYEE STOCK PURCHASE PLAN

         PROPOSAL NO. 5 - AMENDMENT OF 1995 DIRECTORS STOCK OPTION PLAN

Stockholders are being asked to approve an amendment to our 1995 Directors Stock Option Plan to increase the number of shares of common stock reserved for issuance under the plan by 250,000 shares, from 500,000 shares to 750,000 shares. The board believes that the increase in the number of shares reserved for issuance under the directors plan is in the best interests of HNC because of the continuing need to provide equity participation to attract and retain quality outside directors. The directors plan plays an important role in our efforts to attract and retain outside directors of outstanding ability.

The board approved the proposed amendment in March 2000, to be effective upon stockholder approval. Below is a summary of the principal provisions of the directors plan. The summary is qualified in its entirety by reference to the full text of the directors plan, which may be obtained from HNC. The directors plan is also on file with the Securities and Exchange Commission and is available at the SEC's website at www.sec.gov.

DIRECTORS PLAN HISTORY. The directors plan was adopted by the board and stockholders in May 1995. The board and stockholders amended it in 1999 to increase the number of shares available for issuance under the plan. The purpose of the directors plan is to enhance our ability through the use of equity incentives to attract and retain highly qualified outside directors.

STOCK SUBJECT TO OPTIONS. The stock subject to options under the directors plan consists of shares of our authorized but unissued common stock. A total of 750,000 shares may be issued under the directors plan, subject to stockholder approval. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events. If any outstanding option under the directors plan expires or is terminated for any reason, the shares of common stock allocable to the unexercised portion of that option will again be available for the grant of options under the directors plan.

ADMINISTRATION. The directors plan is administered by the board. The interpretation by the board of any of the provisions of the directors plan or any option granted under the directors plan will be final and conclusive.

ELIGIBILITY. Under the directors plan, HNC may grant options to each director who is not an employee of HNC (or of any parent, subsidiary or affiliate of HNC) in accordance with the formula specified in the next paragraph. As of December 31, 1999, five persons were eligible to receive options under the directors plan, 125,000 shares had been issued upon exercise of options and our current non-employee directors, as a group, had been granted options to purchase a total of 330,000 shares under the directors plan. As of December 31, 1999, 155,000 shares were subject to outstanding options and 220,000 shares were available for future option grants under the directors plan. The closing price of our common stock on the Nasdaq National Market was $72.06 per share on March 31, 2000, the record date.

FORMULA FOR OPTION GRANTS. Each outside director will automatically be granted an option to purchase 25,000 shares of common stock on the date the outside director first becomes a member of the board (an "INITIAL GRANT"). At each anniversary of the Initial Grant to an individual outside director thereafter, the outside director will automatically be granted an additional option to purchase 10,000 shares of common stock, so long as he or she continuously remains a director of HNC (a "SUCCEEDING GRANT").

TERMS OF OPTION GRANTS. Options granted under the directors plan are intended to be non-qualified options. Each Initial Grant and each Succeeding Grant will have a term of ten years and be exercisable as they vest. The shares subject to the Initial Grant vest as follows, so long as the outside director continuously remains a director of HNC: (i) 40% of the shares vest on the first anniversary of the Initial Grant; (ii) 30% of the shares vest on the second anniversary of the Initial Grant; (iii) 20% of the shares vest on the third anniversary of the Initial Grant; and (iv) the remaining 10% of the shares vest on the fourth anniversary of the Initial Grant. Each Succeeding Grant will vest at the rate of 25% per year beginning on the first anniversary of the date of the Succeeding Grant, so long as the outside director continuously remains a director of HNC. The option exercise price will be the fair market value (as defined in the directors plan) of the common stock as of the date of the grant. The option exercise price will be payable in cash (by check) and in a number of other forms of consideration, including fully paid shares of common stock owned by the outside director for more than six months, by waiver of compensation due or accrued to the outside director for services rendered, through a "same day sale," through a "margin commitment," or through any combination of these.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL. In the event of a merger, consolidation, dissolution or liquidation of HNC, the sale of substantially all of the assets of HNC or any other similar corporate transaction, the vesting of all options granted under the directors plan will accelerate and the options will become exercisable in full before the event at the times and on the conditions as the committee determines. If the options are not exercised before the corporate transaction, they will terminate as provided in the directors plan.

AMENDMENT OF THE DIRECTORS PLAN. The committee may terminate or amend the directors plan to the extent permitted by law, and with respect to any shares at the time not subject to options. The committee may not, without stockholder approval, increase the total number of shares of common stock available for issuance under the directors plan or change the class of persons eligible to receive options. Further, the provisions relating to eligibility, the award formula and the terms and conditions of options shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, ERISA or the rules under these laws. In any case, no amendment of the directors plan may adversely affect any options outstanding at the time of the amendment or any unexercised portions of options then outstanding without the written consent of the option holder.

TERM OF THE DIRECTORS PLAN. Unless terminated earlier as provided in the directors plan, options may be granted under the directors plan from time to time up until May 2005, ten years after the date the board adopted the directors plan.

FEDERAL INCOME TAX INFORMATION. For the federal tax implications to the outside directors and HNC for options granted under the directors plan, see the discussion of the tax implications of non-qualified options in "Proposal No. 3 - Amendment of 1995 Equity Incentive Plan - Federal Income Tax Information" above.

ERISA. The directors plan is not subject to any of the provisions of ERISA nor is it qualified under Section 401(a) of the Internal Revenue Code.

              THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE
                        1995 DIRECTORS STOCK OPTION PLAN

      PROPOSAL NO. 6: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

We have selected PricewaterhouseCoopers LLP as the independent accountants to perform the audit of our financial statements for 2000, and the stockholders are being asked to ratify our selection. We have engaged PricewaterhouseCoopers LLP as our independent accountants since 1989. Representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have the opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

                THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
                 OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP.


                                NEW PLAN BENEFITS

The amounts of future option grants under the incentive plan are not determinable because, under the terms of the incentive plan, grants are made in the discretion of the committee. Future option exercise prices are not determinable because they are based upon fair market value of our common stock on the date of grant. Similarly, the amounts of future stock purchases under the stock purchase plan are not determinable because, under the terms of the stock purchase plan, purchases are based upon elections made by participating employees. Future purchase prices are not determinable because they are based upon fair market value of our common stock.

Only outside directors are eligible to participate in the directors plan. Each outside director that joins the board is automatically granted an option to purchase 25,000 shares. After that, each outside director who has been granted an Initial Grant will automatically be granted an option to purchase 10,000 shares of common stock on the anniversary of the date of that outside director's Initial Grant, so long as the outside director continuously remains a director of HNC. There are currently four directors eligible for Succeeding Grants. The exercise prices of these options are not determinable because they will be equal to fair market value of the common stock on the date of grant.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information about the beneficial ownership of our common stock as of March 31, 2000 by:

         each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

         each director and nominee;

         each executive officer named in the Summary Compensation Table below;
         and

         all directors and executive officers as a group.

The percentage of beneficial ownership for the table is based on 26,560,695 shares of HNC common stock outstanding as of March 31, 2000. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power over their shares of our common stock, except to the extent that individuals may share authority with their spouses under community property laws. Unless otherwise indicated, each entity or person listed below maintains a mailing address of c/o HNC Software Inc., 5935 Cornerstone Court West, San Diego, California 92121.

The number of shares beneficially owned by each stockholder is determined under the rules of the Securities and Exchange Commission and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares that the stockholder has the right to acquire within 60 days after March 31, 2000 through the exercise of any option. The percentage ownership of the common stock, however, is based on the assumption, required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options into shares of our common stock.

                                                              HNC SHARES BENEFICIALLY OWNED
                                                  -------------------------------------------------------
                                                                     OPTIONS
                                                                   EXERCISABLE
NAME OF BENEFICIAL OWNER                          COMMON STOCK    WITHIN 60 DAYS      TOTAL       PERCENT
------------------------                          ------------    --------------      -----       -------
Capital Research and Management Company (1)........ 3,411,098              --         3,411,098     12.8%
The TCW Group, Inc. (2)............................ 2,682,377              --         2,682,377     10.1%
Franklin Resources, Inc. (3)....................... 2,317,735              --         2,317,735      8.7%
Robert L. North (4)................................   355,037          24,363           379,400      1.4%
John Buchanan......................................       904         103,500           104,404       *
Edward K. Chandler ................................    75,284          25,000           100,284       *
John Mutch ........................................     2,677          97,215            99,892       *
Charles H. Gaylord, Jr. (5)........................    21,500          50,000            71,500       *
Michael A. Thiemann ...............................        --          33,000            33,000       *
Raymond V. Thomas .................................    19,000              --            19,000       *
Alex W. Hart ......................................       400          12,000            12,400       *
J. Anthony Patterson ..............................        --           9,373             9,373       *
Kenneth J. Saunders ...............................        --              --            --           *
Earl V. Malit .....................................        --              --            --           *
Thomas F. Farb ....................................        --              --            --           *
All current executive officers and directors
as a group (15 persons) ...........................   140,765         320,381           461,146      1.7%

------------------

*Less than 1% ownership.

(1) Based upon an amendment to Schedule 13G dated February 10, 2000, indicating that Capital Research and Management Company has sole dispositive power with respect to 3,411,100 shares. Includes 1,630,198 shares held by SMALLCAP World Fund, Inc. The address of CRMC is 333 South Hope Street, Los Angeles, California 90071.

(2) Based upon an amendment to Schedule 13G dated February 11, 2000, indicating that The TCW Group, Inc. and Robert Day share voting and dispositive power with respect to these shares. The address of The TCW Group, Inc. and Robert Day is 865 South Figueroa Street, Los Angeles, California 90017.

(3) Based upon an amendment to Schedule 13G dated January 19, 2000, indicating that Franklin Resources, Inc. may be deemed to have beneficial ownership of 2,317,735 shares. Includes 2,300,200 shares held by Franklin Advisors, Inc. The address of Franklin is 777 Mariners Island Boulevard, San Mateo, California 94404.

(4)   Shares of common stock are held of record by the Robert L. North & Dixie
      L. North Revocable Inter Vivos Trust, of which North is a trustee.

(5) Shares of common stock are held of record by the Gaylord Family Trust UTD 12/31/93, Charles H. Gaylord, Jr. and Lynn M. Gaylord trustees.

                               EXECUTIVE OFFICERS

The following table sets forth the names, offices, and ages of each of our executive officers, as of March 31, 2000:

NAME                                   AGE                                  POSITION
----                                   ---                                  --------
John Mutch............................ 43    President and Chief Executive Officer
Kenneth J. Saunders................... 38    Chief Financial Officer and Secretary
W. Ward Carey......................... 35    Senior Vice President, Business Strategy
Kenneth G. Cramer..................... 36    Vice President, Business Development
Russell C. Clark...................... 31    Vice President, Corporate Finance and Assistant Secretary
Earl V. Malit......................... 37    President, HNC Insurance Solutions
Bruce E. Hansen....................... 40    President, HNC Financial Solutions
J. Anthony Patterson.................. 43    President, HNC Telecom Solutions
Douglas W. Burke...................... 32    President and Chief Operating Officer, eHNC Inc.
John Buchanan......................... 43    President and Chief Executive Officer, Retek Inc.

John Mutch has been a director of HNC since December 1999. He was appointed president and chief executive officer during December 1999. Mutch joined us in July 1997, where he served initially as vice president, marketing, until September 1998, and later as president of HNC Insurance Solutions from September 1998 to December 1999. He was a founder of MVenture Holdings, Inc., a private equity fund that invests in start-up technology companies, and served as a general partner from June 1994 to July 1997. From December 1986 to June 1997, Mutch held a variety of executive marketing positions with Microsoft Corporation, including director of organization marketing. He holds a bachelor's of science degree in applied economics from Cornell University and a master's degree in business administration from the University of Chicago.

Kenneth J. Saunders was appointed chief financial officer during December 1999, and secretary in January 2000. Saunders joined us in January 1997, where he initially served as treasurer until June 1998, as corporate controller from June 1998 to January 1999, and then as vice president, corporate finance and corporate controller from January 1999 to December 1999. From January 1992 to December 1996, Saunders was employed with Risk Data Corporation, where he served most recently as chief financial officer. In August 1996, HNC Software Inc. acquired Risk Data Corporation. From January 1991 to January 1992, he was vice president of finance and administration for A-Mark Financial Corporation. Saunders was with Arthur Andersen from 1984 to 1987. He holds a bachelor's of accountancy from Widener University and is a Certified Public Accountant.

W. Ward Carey was appointed senior vice president, business strategy during December 1999. Carey joined us in March 1999, where he served initially as the vice president of corporate marketing. He worked with Credit Suisse First Boston from May 1996 to April 1999, where he was a charter member of the Technology Group. Carey also held various management positions with BT Alex. Brown from January 1986 to May 1996. He holds a bachelor's of science degree in political science from Columbia University.

Kenneth G. Cramer joined us as vice president, business development during January 2000. Cramer was previously the managing director of Harlingwood Partners, LP, a private equity and investment banking firm from September 1997 to October 1999. He was a principal with ICV, LLC, from July 1996 to August 1997. Cramer also held various management positions with Salomon Smith Barney from August 1986 to June 1996, most recently as vice president, investment banking division. He holds a bachelor's of arts degree in computer science from Cornell University.

Russell C. Clark joined us as vice president, corporate finance during January 2000. From August 1990 to January 2000, Clark held various positions with PricewaterhouseCoopers LLP's Technology Industry Group, most recently as senior manager. He holds a bachelor's degree in business administration, accounting from the University of Iowa, and is a Certified Public Accountant.

Earl V. Malit was appointed president, HNC Insurance Solutions during the fourth quarter of 1999. Malit joined us in July 1999, where he served as senior vice president of product management, until November of 1999. Prior to joining HNC, Malit was the vice president of business planning at Sega of America. In the last 15 years, he has also held a variety of product marketing positions at Compaq, Epson and Mattel. Malit holds a bachelor's of science degree in mathematics from the University of California and a master's degree in business administration from the University of Chicago.

Bruce E. Hansen joined us as president, HNC Financial Solutions during the first quarter of 2000. He served as president and chief executive officer of CASA, a privately held advanced analytical solutions company that specializes in one-to-one marketing and strategic risk management solutions, until we completed our acquisition of CASA during March 2000. From April 1995 to April 1998, Hansen held a variety of senior management positions ranging from finance and planning to marketing to new business development at Summit Medical Systems, MEDE America Corporation and National Electronics Corporation. He also served as vice president of product management for Automatic Data Processing Inc. Earlier, Hansen served as vice president of new business development at the Chase Manhattan Bank. He received a bachelor's of science degree in economics from Harvard University, and a master's degree in business administration, finance from the University of Chicago.

J. Anthony Patterson became president of HNC Telecom Solutions in August 1999. Patterson was chief executive officer of Muze Inc., a business-to-business Internet content affiliate of the privately held Metromedia Company, from September 1996 to March 1998. He co-founded Summit Associates, Inc., a bank consulting and software development firm, where he also served as chief operating officer and executive vice president from January 1992 to March 1995. Patterson served as vice president and general manager of the Entertainment Group of Trade Service Corporation, an international company that provided services in data and information acquisition, management, publishing, and distribution, from March 1995 to September 1996. He has also held senior management and marketing positions with the Bank of America Corporation from May 1988 from January 1992. Patterson received a bachelor's of science degree and a master's degree in business administration, management from Pepperdine University.

Douglas W. Burke was appointed president and chief operating officer of our e-business subsidiary, eHNC Inc., in the fourth quarter of 1999. Burke served as the executive director of Internet products for HNC Financial Solutions from April 1999 to October 1999. Burke was the director, product management at Globeset from January 1998 to April 1999. He served as president and chief operating officer at Tenth Mountain Systems from January 1997 to December 1998. Burke also served as vice president of electronic commerce at SAIC from January 1994 to January 1997. He holds a bachelor's of science degree in economics from the University of California and a master's degree in business administration, telecommunications from the University of Pittsburgh.

John Buchanan joined Retek in May 1995 and is currently Retek's president and chief executive officer. From October 1991 to May 1995, he served as president of Transpacific Information Systems Inc., a technology investment company principally involved in introducing internationally developed software products into North America. He also serves on the board of directors of Mediconsult.com, Inc., a company that provides patient oriented healthcare information and services on the Internet. Buchanan holds a bachelor's of commerce degree in accounting and computer systems from the University of Otago, New Zealand.

                             EXECUTIVE COMPENSATION

The following table shows all compensation awarded, earned or paid for services rendered in all capacities to HNC and its subsidiaries during each of 1999, 1998 and 1997 to (i) HNC's Chief Executive Officer; (ii) HNC's other executive officers as of December 31, 1999 whose compensation exceeded $100,000 for 1999;
(iii) HNC's former Chief Executive Officer; and (iv) two former executive officers. This information includes the dollar values of base salaries and bonus awards, the number of shares subject to options granted to purchase shares of HNC common stock and Retek common stock. It also includes other compensation, if any, whether paid or deferred. HNC does not grant stock appreciation rights and has no long-term compensation benefits other than stock options.


                           SUMMARY COMPENSATION TABLE

                                                           ANNUAL COMPENSATION                LONG-TERM COMPENSATION AWARDS
                                            -------------------------------------------    ---------------------------------------
                                                                                             HNC          eHNC        RETEK
                                                                                          SECURITIES   SECURITIES   SECURITIES
                                                                         OTHER ANNUAL    UNDERLYING    UNDERLYING   UNDERLYING
NAME AND PRINCIPAL POSITION         YEAR    SALARY         BONUS        COMPENSATION(4)    OPTIONS       OPTIONS      OPTIONS
---------------------------         ----    ------         -----        --------------     -------       -------      -------

John Mutch                          1999    $140,292     $205,000(5)            $356         240,000       75,000           --
   Chief Operating Officer, HNC     1998     176,731       30,000             10,782(6)      145,000           --           --
   and Former President, HNC        1997      67,020       18,013                302         120,000           --           --
   Insurance Solutions (1)

Kenneth J. Saunders                 1999     129,167       45,500               96           101,238       20,000           --
   Corporate Controller and         1998     113,654       37,600               83            10,000           --           --
   Assistant Secretary, HNC (2)     1997     100,625       11,550               72             5,000           --           --

Earl V. Malit                       1999      84,127       25,000               55           100,000           --           --
   President, HNC Insurance         1998         N/A          N/A              N/A               N/A           --           --
   Solutions                        1997         N/A          N/A              N/A               N/A           --           --

J. Anthony Patterson                1999      70,514       20,835          160,576(7)         50,000           --           --
   President, HNC Telecom           1998         N/A          N/A              N/A               N/A           --           --
   Solutions                        1997         N/A          N/A              N/A               N/A           --           --


John Buchanan                       1999     250,000      106,250                 --          30,000           --      591,100
   President, HNC Retek Inc.        1998     200,000       97,500              1,878          30,000           --           --
                                    1997     150,000       90,000              1,878              --           --           --

Robert L. North                     1999     362,083           --              3,413          50,000      100,000           --
   President and Chief              1998     265,000      125,125              1,316          50,000           --           --
   Executive Officer (3)            1997     196,008       40,425              4,763          70,000           --           --

Raymond V. Thomas                   1999     187,500           --                976          20,000       40,000           --
   Vice President, Finance and      1998     156,250       59,904                805          20,000           --           --
   Administration, Chief            1997     129,584       25,550                729          20,000           --           --
   Financial Officer and
   Secretary (3)

Michael A. Thiemann                 1999     236,699       46,214             25,118(8)       40,000       50,000           --
   Former President, HNC            1998     191,640       78,174(9)             824         100,000           --           --
   Financial Solutions and          1997     151,591      114,153(9)           1,919              --           --           --
   Former President, Aptex
   (now eHNC Inc.)

-----------------
(1) Appointed President and Chief Executive Officer in December 1999, effective January 15, 2000.

(2) Appointed Chief Financial Officer and Secretary in December 1999, effective January 15, 2000.

(3)  Resigned in December 1999, effective January 2000.

(4) Unless otherwise indicated below, represents premiums for group term life and disability insurance.

(5) Includes signing bonus of $25,000.

(6) Represents premiums for group term life insurance and disability insurance of $971 and housing rent of $9,811.

(7) Represents premiums for group term life insurance and disability insurance of $68 and relocation reimbursements of $160,508.

(8) Represents premiums for group term life insurance and disability insurance of $224 and vacation payouts of $24,894.

(9)  Includes commissions.

The following table shows option grants under our incentive plan during 1999 to each of the executive officers named in the Summary Compensation Table. In accordance with the rules of the Securities and Exchange Commission, the table shows the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term and do not represent HNC's estimate or projection of future common stock prices or values.


                                  HNC OPTION GRANTS IN 1999

                                           PERCENTAGE                                          POTENTIAL REALIZABLE
                            NUMBER OF     OF TOTAL HNC                                       VALUE AT ASSUMED ANNUAL
                           SECURITIES       OPTIONS                                            RATES OF STOCK PRICE
                           UNDERLYING      GRANTED TO       EXERCISE                      APPRECIATION FOR OPTION TERM
                             OPTIONS      EMPLOYEES IN        PRICE      EXPIRATION      ------------------------------
         NAME                GRANTED          1999          PER SHARE      DATE               5%                10%
---------------------        -------       -----------     ---------     --------        ----------         -----------

John Mutch ..........        40,000             1.0%         $24.37      3/18/2009          $613,172         $1,553,899
                            100,000             2.6           36.00     10/13/2009         2,264,021          5,737,473
                              2,452             0.1           81.50     12/14/2009           125,677            318,490
                             97,548             2.5           81.50     12/14/2009         4,999,814         12,670,511
                             ------             ---                                        ---------         ----------
                            240,000             6.2                                        8,002,684         20,280,373

Kenneth J. Saunders..         4,252             0.1           26.75      1/28/2009            71,531            181,274
                             21,986             0.6           26.75      1/28/2009           369,869            937,320
                             75,000             1.9           87.50     12/13/2006         2,671,597          6,225,956
                             ------             ---                                        ---------          ---------
                            101,238             2.6                                        3,112,997          7,344,550

Earl V. Malit........        12,800             0.3           31.25       7/6/2009          251,558            637,497
                             12,200             0.3           31.25       7/6/2009          239,766            607,614
                             25,000             0.6           36.00     10/13/2006          366,390            853,845
                             50,000             1.3           47.75     11/10/2006          971,952          2,265,062
                             ------             ---                                         -------          ---------
                            100,000             2.5                                       1,829,666          4,364,018

J. Anthony Patterson.        15,870             0.4           31.50      8/10/2009          314,388            796,720
                             34,130             0.9           31.50      8/10/2009          676,121          1,713,424
                             ------             ---                                         -------          ---------
                             50,000             1.3                                         990,509          2,510,144

John Buchanan (1)....        11,214             0.3           26.75         (1)             188,652            478,082
                             18,786             0.5           26.75         (1)             316,036            800,896
                             ------             ---                                         -------            -------
                             30,000             0.8                                         504,688          1,278,978

Robert L. North......        10,626             0.3           26.75      1/28/2009          178,760            453,014
                             39,374             1.0           26.75      1/28/2009          662,386          1,678,616
                             ------             ---                                         -------          ---------
                             50,000             1.3                                         841,146          2,131,630

Raymond V. Thomas....        11,214             0.3           26.75      1/28/2009          188,652            478,082
                              8,786             0.2           26.75      1/28/2009          147,806            374,570
                            -------             ---                                         -------            -------
                             20,000             0.5                                         336,458            852,652

Michael A. Thiemann..        40,000             1.0           24.37      3/18/2009          613,172          1,553,894


--------------------
 (1) These options were canceled in connection with the Retek initial public offering that took place in November 1999.

The options shown in the table were granted at fair market value, are incentive stock options (to the extent permitted under the Internal Revenue Code) and will expire ten years from the date of grant, except for Saunders' option for 75,000 shares and Malit's option for 25,000 shares and 50,000 shares, which expire seven years from the date of grant. Options are subject to earlier termination upon termination of the option holder's employment.

The following table shows options to purchase shares of eHNC common stock granted during 1999 by eHNC to each of the executive officers named in the Summary Compensation Table. eHNC Inc. is a wholly-owned subsidiary of HNC.


                                          eHNC OPTION GRANTS IN 1999


                                           PERCENTAGE                                         POTENTIAL REALIZABLE
                            NUMBER OF       OF TOTAL                                        VALUE AT ASSUMED ANNUAL
                           SECURITIES     eHNC OPTIONS                                       RATES OF STOCK PRICE
                           UNDERLYING      GRANTED TO      EXERCISE                      APPRECIATION FOR OPTION TERM
                             OPTIONS      EMPLOYEES IN       PRICE      EXPIRATION       ------------------------------
         NAME                GRANTED          1999         PER SHARE       DATE                5%                10%
---------------------        -------       -----------     ---------     --------        ----------         ----------
John Mutch ..........         75,000           2.5%         $2.98         10/01/2009      $140,558            $356,201
Kenneth J. Saunders..         20,000           0.7           2.98         10/01/2009        37,482              94,987
Earl V. Malit........             --            --             --                 --            --                  --
J. Anthony Patterson.             --            --             --                 --            --                  --
John Buchanan .......             --            --             --                 --            --                  --
Robert L. North......        100,000           3.4           2.98         10/01/2009       187,411             474,935
Raymond V. Thomas....         40,000           1.3           2.98         10/01/2009        74,964             363,030
Michael A. Thiemann..         50,000           1.7           2.98         10/01/2009        93,705             237,468


The following table shows options to purchase shares of Retek common stock granted during 1999 by Retek to each of the executive officers named in the Summary Compensation Table. Retek Inc. is a wholly-owned subsidiary of HNC.


                                            RETEK OPTION GRANTS IN 1999

                                           PERCENTAGE
                                            OF TOTAL                                           POTENTIAL REALIZABLE
                            NUMBER OF         RETEK                                           VALUE AT ASSUMED ANNUAL
                           SECURITIES        OPTIONS                                           RATES OF STOCK PRICE
                           UNDERLYING      GRANTED TO       EXERCISE                       APPRECIATION FOR OPTION TERM
                             OPTIONS      EMPLOYEES IN       PRICE      EXPIRATION       -------------------------------
         NAME                GRANTED          1999         PER SHARE       DATE                5%                10%
---------------------        -------       -----------     ---------     ---------        ------------         ----------
John Mutch ..........             --           --%            $--                 --           $--                  $-
Kenneth J. Saunders..             --            --             --                 --            --                  --
Earl V. Malit........             --            --             --                 --            --                  --
J. Anthony Patterson.             --            --             --                 --            --                  --
John Buchanan .......        591,100           8.1          10.00          10/29/2009    3,717,396           9,420,612
Robert L. North......             --            --             --                 --            --                  --
Raymond V. Thomas....             --            --             --                 --            --                  --
Michael A. Thiemann..             --            --             --                 --            --                  --


The following table shows information about the exercise of options to purchase HNC common stock during 1999 by each of the executive officers named in the Summary Compensation Table, including the total amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1999. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $105.75 per share, which was the closing price of HNC's common stock as reported on the Nasdaq National Market on December 31, 1999, the last day of trading for 1999.

                      HNC AGGREGATE OPTION EXERCISES IN 1999 AND YEAR-END VALUES


                                                            NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                                                           OPTIONS AT YEAR-END (1)            AT YEAR-END (2)
                                                         --------------------------    -----------------------------
                              SHARES
                            ACQUIRED ON       VALUE
          NAME              EXERCISE (1)   REALIZED (1)  EXERCISABLE  UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
-------------------------  ------------    -----------   -----------  -------------    -----------    --------------
                                                                                                        >
John Mutch...........         51,618       $1,397,654       69,632        383,750      $4,801,042     $22,854,062
Kenneth J. Saunders..         13,750          132,500           --        116,241             --        4,537,490
Earl V. Malit .......             --               --           --        100,000             --        6,506,250
J. Anthony Patterson.             --               --        4,166         45,834         309,325       3,403,175
John Buchanan........             --               --       90,000         13,500       6,761,250       1,027,125
Robert L. North......        175,000        2,660,000      210,825        129,175      18,885,528       9,833,847
Raymond V. Thomas....         25,000        1,485,625      101,666         48,334       9,645,779       3,699,220
Michael A. Thiemann..         25,000          746,723           --        115,000              --       8,523,750

------------------------
 (1) "Value Realized" represents the fair market value of the shares of common stock underlying the option on the date of exercise less the total exercise price of the option.

 (2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and $105.75, the closing price of HNC's common stock on December 31, 1999, the last day of trading for 1999.


The following table shows the number of shares covered by both exercisable and unexercisable options to purchase eHNC common stock held as of December 31, 1999 by each of the executive officers named in the summary compensation table. None of the named executive officers exercised any options to purchase eHNC common stock during 1999. The value of unexercised options at year-end is based on the spread between the exercise price of each outstanding option and $2.98, the fair market value of a share of eHNC common stock as of December 31, 1999, as determined by the eHNC board of directors. Shares of eHNC common stock are not traded on any public market.

                            eHNC OPTION YEAR-END VALUES

                               NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                              UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                               OPTIONS AT YEAR-END                AT YEAR-END
                           ---------------------------   ------------------------------

          NAME             EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------  -----------   -------------    -----------    ---------------
John Mutch...........             --          75,000           --             $ --
Kenneth J. Saunders..             --          20,000           --               --
Earl V. Malit .......             --              --           --               --
J. Anthony Patterson.             --              --           --               --
John Buchanan........             --              --           --               --
Robert L. North......             --         100,000           --               --
Raymond V. Thomas....             --          40,000           --               --
Michael A. Thiemann..          8,333          41,667           --               --

The following table shows the number of shares covered by both exercisable and unexercisable options to purchase Retek common stock held as of December 31, 1999 by each of the executive officers named in the summary compensation table. None of the named executive officers exercised any options to purchase Retek common stock during 1999. The value of unexercised options at year-end is based on the positive spread between the exercise price of each outstanding option and $75.25, the closing price of Retek's common stock on December 31, 1999, the last day of trading for 1999.


                          RETEK OPTION YEAR-END VALUES


                               NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                              UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                               OPTIONS AT YEAR-END                AT YEAR-END
                           ------------------------------ -----------------------------


          NAME             EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------  -----------   -------------    -----------    -------------
John Mutch...........             --             --              $-              $-
Kenneth J. Saunders..             --             --              --              --
Earl V. Malit .......             --             --              --              --
J. Anthony Patterson.             --             --              --              --
John Buchanan........             --         591,100             --       38,569,275
Robert L. North......             --             --              --              --
Raymond V. Thomas....             --             --              --              --
Michael A. Thiemann..             --             --              --              --


                 EMPLOYMENT AGREEMENTS AND SEVERANCE AGREEMENTS

         On December 14, 1999, HNC entered into an agreement with Robert L. North, the former President and Chief Executive Officer of HNC, that requires North to provide or be available to provide consulting services to HNC and eHNC for at least 20 hours per month until December 31, 2000. HNC will pay North monthly, in an amount equal to the monthly base salary he received while he was an officer of HNC. In addition, for as long as North is a director of HNC or a consultant to HNC, the options to purchase HNC common stock and eHNC common stock that had been granted to North will continue to vest and will become exercisable as provided in his option agreements. North's options to purchase HNC common stock and eHNC common stock will vest and become exercisable in full upon the earliest to occur of the following:
(a) December 31, 2000; (b) North dies or is disabled; (c) North resigns from the HNC board of directors; or (c) North is not reelected to, or is removed from, the HNC board of directors.

         On December 13, 1999, HNC entered into an agreement with Raymond V. Thomas, the former Vice President, Finance and Administration, Chief Financial Officer and Secretary of HNC, that requires Thomas to provide or be available to provide consulting services to HNC and eHNC for at least 30 hours per month until December 31, 2000. HNC will pay Thomas monthly, in an amount equal to the monthly base salary he received while he was an officer of HNC. In addition, until December 31, 2000, the options to purchase HNC common stock and eHNC common stock that had been granted to Thomas will continue to vest and will become exercisable as provided in his option agreements. Thomas' options to purchase HNC common stock and eHNC common stock will vest and become exercisable in full on December 31, 2000 as long as he has fulfilled his consulting obligations under the agreement and other obligations related to noncompetition and nonsolicitation of HNC or eHNC employees.

         On October 13, 1999, HNC entered into an employment agreement with John Mutch in connection with Mutch's appointment as HNC's Chief Operating Officer. The agreement was for a term of one year. It provides that Mutch would be paid a salary of $325,000 per year, a signing bonus of $25,000, a target bonus amount for 1999 of $195,000 pro rated for the portion of 1999 remaining and a target bonus amount for 2000 of $195,000. The agreement also provided for the grant of an option to purchase 100,000 shares of HNC common stock that would vest and become exercisable as to 25,000 of the shares on the date of grant and as to the remaining shares in 36 equal monthly installments, beginning on the first anniversary of the date of grant. The vesting of the option will accelerate and the option will be exercisable in full if Mutch is terminated by HNC without cause or if Mutch's employment is terminated because of his death or disability. In addition, the agreement provides that if Mutch is terminated without cause, he will be entitled to a severance payment equal to his salary for the remainder of the term of the agreement, payable in a lump sum, plus the pro rata portion of any earned bonus.

         On December 13, 1999, HNC entered into a further employment agreement with John Mutch in connection with his appointment as President and Chief Executive Officer of HNC, which was effective on January 15, 2000. The agreement is for a term of one year. It provides that Mutch will be paid a salary of $400,000 per year, and will be eligible for a target bonus of $240,000, based on attainment of bonus objectives determined by the HNC board of directors. The agreement also provides for the grant of an option to purchase 100,000 shares of HNC common stock that would vest and become exercisable in 48 equal monthly installments, beginning in February 2000. The vesting of the option will accelerate and the option will be exercisable in full if Mutch is terminated by HNC without cause or if Mutch's employment is terminated because of his death or disability. In addition, the agreement provides that if Mutch is terminated without cause, he will be entitled to a severance payment equal to his salary for the remainder of the term of the agreement, payable in a lump sum, plus the pro rata portion of any earned bonus.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee currently consists of Messrs. Gaylord and Hart, neither of whom has any interlocking relationships as defined by the SEC.

                        REPORT ON EXECUTIVE COMPENSATION

Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board (the "COMMITTEE"). The Committee is composed of two independent non-employee directors, neither of whom has any interlocking relationships as defined by the SEC. Although the Chief Executive Officer and the Chief Financial Officer attend some of the meetings of the Committee, they do not participate in deliberations that relate to their own compensation.

GENERAL COMPENSATION POLICY

The Committee acts on behalf of the board to establish our general compensation policy for all of our employees. The Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers and employees at or about the beginning of each year. The Committee administers our incentive and equity plans, including the Equity Incentive Plan, 1998 Option Plan and the Employee Stock Purchase Plan.

The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, our compensation policy, which applies to executive officers and our other key employees, relates a portion of each individual's total compensation to our revenue and profit objectives as well as individual objectives set at the beginning of the year. Consistent with this policy, a designated portion of the compensation of our executive officers is contingent on corporate performance and, in the case of certain executive officers, is also based on the individual officer's performance, as determined by the Committee in its discretion. Long-term equity incentives for executive officers are effected through the granting of stock options. Stock options have value for the executive only if the price of our common stock increases above the fair market value on the grant date and the executive remains in our employ for the period required for the options to vest.

The Committee determines base salaries, incentive compensation and stock option grants of the executive officers in part based on its review of the Radford Executive Compensation Report (the "RADFORD STUDY"), the American Electronics Association Executive Compensation Survey for Electronics and Information Technology Companies and other surveys of prevailing compensation practices among high-technology companies with whom HNC competes for executive talent, and by their evaluation of this information in connection with our corporate goals. These surveys are nationally known for their data bases of high technology company compensation practices. The Radford Survey itself includes over 500 high technology companies. To this end, the Committee attempts to compare the compensation of our executive officers with comparable survey positions and the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to their base salaries, our executive officers, including the CEO, are each eligible to receive cash bonuses and option grants.

In preparing the performance graph for this proxy statement, we used the H&Q Technology Index as our published line of business index. The companies in the Radford Survey are substantially similar to the companies contained in the H&Q index. Nevertheless, certain of the companies in the H&Q index were included in the Radford Survey and our other salary surveys because they were not determined to be competitive with us for executive talent or because compensation information was not available.

This competitive market information is reviewed by the Committee with the CEO for each executive level position and within the Committee as to the CEO. In addition, each executive officer's performance for the last year and objectives for the next year are viewed, together with the executive officer's responsibility level and our fiscal performance versus objectives and potential performance targets for the next year.

1999 EXECUTIVE COMPENSATION

BASE COMPENSATION. The foregoing information was presented to the Committee in February 1999. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective February 1, 1999 for each executive officer, including the CEO.

INCENTIVE COMPENSATION. Cash bonuses are awarded to the extent that an executive officer has achieved predetermined individual objectives and we had met predetermined revenue and profit objectives set by the board at the beginning of the year. The CEO's subjective judgment of executives' performance (other than his own) is taken into account in determining whether those individual objectives have been satisfied. Performance is measured at the end of the year. For 1999, the basis of target incentive compensation for executive officers were our revenues and profits, ranging from approximately 60% to 100% of an individual's target incentive compensation, with the balance, if any, based on individual objectives, depending on the individual executive. The targets and actual bonus payments are determined by the Committee, in its discretion.

STOCK OPTIONS. Stock options are an essential element of our executive compensation package. The Committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of the equity-based compensation depends entirely on appreciation of our common stock. Approximately 100% of our full-time employees participate in the Equity Incentive Plan.

In 1999, we granted stock options to executive officers to aid in the retention of executive officers and to align their interests with those of the stockholders. See "Executive Compensation--Option Grants in 1999." Stock options typically have been granted to executive officers when the executive first joins us, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In the discretion of the Committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with us and to strive to increase the value of our common stock. In 1999, as part of an annual review of the stock options held by executive officers and managers, the Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of our common stock on the date of grant.

For 2000, the Committee will be considering whether to grant future options under the Equity Incentive Plan to executive officers based on the factors described above, with particular attention to company-wide management objectives and the executive officers' success in obtaining specific individual financial and operational objectives established or to be established for 2000, to our revenue and profit expectations and to the number of options currently held by the executive officers that remain unvested.

COMPANY PERFORMANCE AND CEO COMPENSATION. The Committee makes a recommendation to the full board regarding the base salary and incentive compensation of the CEO.

The board accepted the Committee's recommendation for North's cash compensation for 1999. Effective in February 1999, North's base salary increased to $370,000. The Committee did not award North incentive compensation for 1999. As an additional incentive to North to achieve the objectives established by the Committee for 1999, in March 1999, the Committee exercised its discretion and granted North a stock option to purchase 50,000 shares of our common stock to become exercisable as to 25% of the shares underlying the option for each full year following the date of grant that North renders services to HNC. In granting the stock option to North, the Committee reviewed North's prior outstanding option grants, the number of options that remained unexercisable, the number of shares North already owned as of the date the option was granted and HNC's performance in 1998. The Committee believes that this grant was appropriate because it provided the proper incentive to North and takes account of his prior significant stock holdings. The Committee reviewed the compensation practices of comparable companies in making this award to North. Effective January 2000, North resigned as CEO and President of HNC, as an officer of eHNC, and from the Board of Directors of eHNC.

Mutch was promoted from President, HNC Insurance Solutions Inc. to CEO and President of HNC effective January 2000. His base salary, therefore, increased to $400,000 and he became eligible for a target bonus of up to $240,000 for fiscal year 2000. In addition, Mutch was granted a stock option to purchase up to 100,000 shares of our common stock to become exercisable in 48 equal monthly installments beginning in February 2000.

Mutch was awarded incentive compensation of $180,000 for 1999. This bonus figure represents approximately 92% of the target bonus for Mutch for 1999. All of Mutch's incentive compensation was based upon obtaining and surpassing corporate operating revenue and profit objectives and performance relative to individual goals for HNC Insurance Solutions.

COMPLIANCE WITH SECTION 162(m) OF THE CODE. We intend to comply with the requirements of Section 162(m) of the Internal Revenue Code for 2000. The Equity Incentive Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. We do not expect cash compensation for 2000 to any of our executive officers to be more than $1,000,000 or consequently affected by the requirements of Section 162(m).

                                                    COMPENSATION COMMITTEE

                                                    /s/  Charles H. Gaylord, Jr.
                                                    ----------------------------
                                                    CHARLES H. GAYLORD, JR.
                                                    DIRECTOR

                                                    /s/  Alex W. Hart
                                                    ----------------------------
                                                    ALEX W. HART
                                                    DIRECTOR

                         COMPANY STOCK PRICE PERFORMANCE

The stock price performance graph below is required by the SEC. It shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Securities Exchange Act, except to the extent that we specifically incorporate this information by reference. Also, it shall not otherwise be deemed soliciting material or filed under these Acts.

The graph below compares the cumulative total stockholder return on our common stock from December 31, 1995 to December 31, 1999 with the cumulative total return on the Nasdaq Stock Market--U.S. Index and the H&Q Technology Index over the same period (assuming the investment of $100 in our common stock and in each of the other indices on the date of our initial public offering, and reinvestment of all dividends).

The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of our common stock.



                                                                     NASDAQ STOCK              H&Q TECHNOLOGY
                                         HNC SOFTWARE INC.         MARKET--U.S. INDEX               INDEX
                                         -----------------         ------------------               -----
                                        MARKET    INVESTMENT                INVESTMENT                INVESTMENT
                                        PRICE       VALUE       INDEX         VALUE        INDEX        VALUE
                                        -----       -----       -----         -----        -----        -----
12/31/95.............................   $23.875      $341.05      345.9        $113.84      836.8         $105.94
12/31/96.............................   $31.250      $446.40      425.4        $140.02    1,040.0         $131.67
12/31/97.............................   $43.000      $614.25      522.1        $171.82    1,219.3         $154.37
12/31/98.............................   $40.438      $577.68      735.7        $241.68    1,896.6         $240.11
12/31/99.............................  $105.750    $1,510.71    1,325.8        $436.90    4,235.6         $536.24


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From January 1, 1999 to the present, there are no currently proposed transactions in which the amount involved exceeds $60,000 to which HNC or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of our common stock or member of the immediate family of any of these persons had (or will have) a direct or indirect material interest, except for payments set forth under "Executive Compensation" above and the transactions described below.

In August 1999, HNC loaned $200,000 to J. Anthony Patterson, the President of HNC Telecom Solutions, to assist in his purchase of a home. The loan is secured by a second mortgage on the home. The loan is due in full in August 2004 and bears interest at the rate of 5.19% compounded monthly. Interest payments are made semi-monthly.

                              STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our 2001 Annual Meeting of Stockholders must be received at our principal executive offices no later than December 18, 2000 in order to be included in our proxy statement and form of proxy relating to that meeting. Stockholders wishing to bring a proposal before our 2001 annual meeting of stockholders (but not include it in our proxy materials) must provide written notice of the proposal to the Secretary of HNC at our principal executive offices by March 22, 2001. In addition, stockholders must comply with the procedural requirements in our Bylaws. Stockholders can obtain a copy of our Bylaws from us. The Bylaws are also on file with the SEC.

                         COMPLIANCE UNDER SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16 of the Exchange Act requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. The SEC regulations also require these persons to furnish us with a copy of all Section 16(a) forms they file. Based solely on our review of the copies of the forms furnished to us and written representations from our executive officers and directors, we believe that all Section 16(a) filing requirements were met during 1999.

                                 OTHER BUSINESS

The board does not presently intend to bring any other business before the meeting, and, so far as is known to the board, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in accordance with the judgment of the persons voting such proxies.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                HNC SOFTWARE INC.

                           1995 EQUITY INCENTIVE PLAN

                             As Adopted May 4, 1995
             As Amended January 11, 1996 (effective as of July 27,
     1995), December 6, 1996, November 25, 1997, May 21, 1998, November 20,
            1998, March 18, 1999, November 9, 1999 and March 30, 2000

         1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

         2.       SHARES SUBJECT TO THE PLAN.

                  2.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 9,100,000 Shares plus any Shares that are made available for grant and issuance under this Plan pursuant to the following sentence. Any Shares remaining unissued under the 1987 Stock Option Plan adopted by HNC Software Inc., a California corporation that is the Company's predecessor (the "PRIOR PLAN") on the Effective Date (as defined below) and any Shares issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plan, but will also be available for grant and issuance under this Plan. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued; will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

                  2.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, or in the event of a change in the corporate structure, capitalization or a dividend of property affecting the value of the Company's Shares, then appropriate adjustments may be made by the Board in (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards, subject to any required action by the stockholders of the Company and compliance with applicable securities laws; PROVIDED, HOWEVER, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

         3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; PROVIDED such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent, Subsidiary or Affiliate of the Company (including new employees who are also officers and directors of the Company or any Parent, Subsidiary or Affiliate of the Company) who are eligible to receive up to a maximum of 700,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

         4.       ADMINISTRATION.

                  4.1 COMMITTEE AUTHORITY. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

         (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

         (b) prescribe, amend and rescind rules and regulations relating to this Plan;

         (c)      select persons to receive Awards;

         (d)      determine the form and terms of Awards;

         (e) determine the number of Shares or other consideration subject to Awards;

         (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

         (g)      grant waivers of Plan or Award conditions;

         (h)      determine the vesting, exercisability and payment of Awards;

         (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

         (j)      determine whether an Award has been earned; and

         (k) make all other determinations necessary or advisable for the administration of this Plan.

                  4.2 COMMITTEE DISCRETION. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

                  4.3 EXCHANGE ACT REQUIREMENTS. If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors and Disinterested Persons. During all times that the Company is subject to Section 16 of the Exchange Act, the Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange Act, which will consist of the appointment by the Board of a Committee consisting of not less than two (2) members of the Board, each of whom is a Disinterested Person.

         5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOS") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                  5.1 FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                  5.2 DATE OF GRANT. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                  5.3 EXERCISE PERIOD. Options will be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; PROVIDED, HOWEVER, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and PROVIDED FURTHER that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                  5.4 EXERCISE PRICE. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 100% of the Fair Market Value of the Shares on the date of grant; provided that: the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

                  5.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                  5.6 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

         (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an
                  NQSO), but in any event, no later than the expiration date of the Options.

         (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve
                  (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

                  5.7 LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                  5.8 LIMITATIONS ON ISOS. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                  5.9 MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; PROVIDED, HOWEVER, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

                  5.10 NO DISQUALIFICATION. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

         6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                  6.1 FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

                  6.2 PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 100% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

                  6.3 RESTRICTIONS. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

         7.       STOCK BONUSES.

                  7.1 AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company (provided that the Participant pays the Company the par value of the Shares awarded by such Stock Bonus in cash) pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

                  7.2 TERMS OF STOCK BONUSES. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                  7.3 FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

                  7.4 TERMINATION DURING PERFORMANCE PERIOD. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

         8.       PAYMENT FOR SHARE PURCHASES.

                  8.1 PAYMENT. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

         (a) by cancellation of indebtedness of the Company to the Participant;

         (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or
                  (2) were obtained by Participant in the public market;

         (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; PROVIDED, HOWEVER, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; PROVIDED, FURTHER, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

         (d) by waiver of compensation due or accrued to the Participant for services rendered; PROVIDED, FURTHER, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

         (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                  (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                  (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

         (f)      by any combination of the foregoing.

                  8.2 LOAN GUARANTEES. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

         9.       WITHHOLDING TAXES.

                  9.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                  9.2 STOCK WITHHOLDING. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee and will be subject to the following restrictions:

         (a)      the election must be made on or prior to the applicable Tax
                  Date;

         (b) once made, then except as provided below, the election will be irrevocable as to the particular Shares as to which the election is made;

         (c) all elections will be subject to the consent or disapproval of the Committee;

         (d) if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax
                  Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

         (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant will receive the full number of Shares with respect to which the exercise occurs, but such Participant will be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         10.      PRIVILEGES OF STOCK OWNERSHIP.

                  10.1 VOTING AND DIVIDENDS. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

                  10.2 FINANCIAL STATEMENTS. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; PROVIDED, HOWEVER, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

         11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

         12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement
(a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date
Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are "Vested" (as defined in the Award Agreement), the higher of: (l) Participant's original Purchase Price, or (2) the Fair Market Value of such Shares on Participant's Termination Date, PROVIDED, that such right of repurchase (i) must be exercised as to all such "Vested" Shares unless a Participant consents to the Company's repurchase of only a portion of such "Vested"
Shares and (ii) terminates when the Company's securities become publicly traded; or (B) with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the Participant's original Purchase Price, provided, that the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over five (5) years from the date the Shares were purchased (or from the date of grant of options in the case of Shares obtained pursuant to a Stock Option Agreement and Stock Option Exercise Agreement), and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

         13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

         14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; PROVIDED, HOWEVER, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

         15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

         16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to:
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

         17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

         18.      CORPORATE TRANSACTIONS.

                  18.1 ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (OTHER THAN a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Subsection 18.1, such Options will expire on such transaction at such time and on such conditions as the Board will determine.

                  18.2 OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                  18.3 ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (EXCEPT that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

         19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "EFFECTIVE DATE"); PROVIDED, HOWEVER, that if the Effective Date does not occur on or before December 31, 1995, this Plan will terminate as of December 31, 1995 having never become effective. This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant

Awards pursuant to this Plan; PROVIDED, HOWEVER, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to stockholder approval.

         20. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.

         21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; PROVIDED, HOWEVER, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act or Section 16(b) of the Exchange Act) pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder, respectively.

         22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

                  "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                  "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

                  "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                  "BOARD" means the Board of Directors of the Company.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

                  "COMPANY" means HNC Software Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

                  "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

                  "DISINTERESTED PERSON" means a director who has not, during the period that person is a member of the Committee and for one year prior to commencing service as a member of the Committee, been granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                  "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

         (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination (if such day is a trading day) as reported in The WALL STREET JOURNAL, and, if such date of determination is not a trading day, then on the last trading day prior to the date of determination;

         (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in THE WALL STREET JOURNAL;

         (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported in THE WALL STREET JOURNAL; or

         (d) if none of the foregoing is applicable, by the Committee in good faith.

                  "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

                  "OUTSIDE DIRECTOR" means any director who is not; (a) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company; (b) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company; or
(d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; PROVIDED, HOWEVER, that at such time as the term "Outside Director", as used in Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

                  "OPTION" means an award of an option to purchase Shares pursuant to Section 5.

                  "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  "PARTICIPANT" means a person who receives an Award under this Plan.

                  "PLAN" means this HNC Software Inc. 1995 Equity Incentive Plan, as amended from time to time.

                  "RESTRICTED STOCK AWARD" means an award of Shares pursuant to
Section 6.

                  "SEC" means the Securities and Exchange Commission.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

                  "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

                  "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, EXCEPT in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

                                HNC SOFTWARE INC.

                        1995 EMPLOYEE STOCK PURCHASE PLAN

                            As Adopted May 4, 1995
         As Amended January 23, 1998, March 18, 1999 and March 30, 2000


         1. ESTABLISHMENT OF PLAN. HNC Software Inc., a Delaware corporation (the "COMPANY"), proposes to grant options for purchase of the Company's Common Stock, $0.001 par value, to eligible employees of the Company and its Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this "PLAN"). For purposes of this Plan, "PARENT CORPORATION" and "SUBSIDIARY" (collectively, "SUBSIDIARIES") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE"). The Company intends this Plan to qualify as an "employee stock purchase plan" under
Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 850,000 shares of the Company's Common Stock is reserved for issuance under this Plan. In addition, on each January 1, the aggregate number of shares of the Company's Common Stock reserved for issuance under this Plan shall be increased automatically by a number of shares equal to one percent (1%) of the total outstanding shares of the Company as of the immediately preceding December 31; provided, however, that the automatic annual increase shall not operate to increase the shares available for issuance under the Plan above 15,000,000 Shares which is the maximum number of Shares available for issuance under the Plan.. Such Share numbers shall be subject to adjustments effected in accordance with Section 14 of this Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of this Plan.

         2. PURPOSE. The purpose of this Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors of the Company (the "BOARD") as eligible to participate in this Plan with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

         3. ADMINISTRATION. This Plan shall be administered by a committee appointed by the Board (the "Committee") consisting of at least two (2) members of the Board, each of whom is a Disinterested Person as defined in Rule 16b-3(d) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT"). As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. After registration of the Company under the Exchange Act, Board members who are not Disinterested Persons may not vote on any matters affecting the administration of this Plan, but any such member may be counted for determining the existence of a quorum at any meeting of the Board. Subject to the provisions of this Plan and the limitations of
Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

         4. ELIGIBILITY. Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

             (a) employees who are not employed by the Company or Subsidiaries one (1) month before the beginning of such Offering Period;

             (b) employees who are customarily employed for less than twenty
(20) hours per week;

             (c) employees who are customarily employed for less than five (5) months in a calendar year;

             (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

         5. OFFERING DATES. The offering periods of this Plan (each, an "OFFERING PERIOD") shall be of twelve (12) months duration commencing on February 1 and August 1 of each year and ending on January 31 and July 31, respectively, thereafter; PROVIDED, HOWEVER, that notwithstanding the foregoing, the first such Offering Period shall commence on the first business day after the date on which the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT") registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "FIRST OFFERING DATE") and shall end on January 31, 1996. Each Offering Period shall consist of two (2) six-month purchase periods (individually, a "PURCHASE PERIOD") during which payroll deductions of the participants are accumulated under this Plan. The first business day of each Offering Period is referred to as the "OFFERING DATE". The last business day of each Purchase Period is referred to as the "PURCHASE DATE". The Board shall have the power to change the duration of Offering Periods or Purchase Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

         6. PARTICIPATION IN THIS PLAN. Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company's treasury department (the "TREASURY DEPARTMENT") not later than the 15th day of the month before such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Board for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Treasury Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Treasury Department not later than the 15th day of the month preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

         7. GRANT OF OPTION ON ENROLLMENT. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing (a) the amount accumulated in such employee's payroll deduction account during such Purchase Period by (b) the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (but in no event less than the par value of a share of the Company's Common Stock), or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date (but in no event less than the par value of a share of the Company's Common Stock); PROVIDED, HOWEVER, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to the applicable Offering Period, or (b) the maximum number of shares which may be purchased pursuant to Section 10(b) below with respect to the applicable Offering Period. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

         8. PURCHASE PRICE. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

             (a)  The fair market value on the Offering Date; or

             (b) The fair market value on the Purchase Date;

PROVIDED, HOWEVER, that in no event may the purchase price per share of the Company's Common Stock be below the par value per share of the Company's Common Stock.

                For purposes of this Plan, the term "FAIR MARKET VALUE" on a given date shall mean the fair market value of the Company's Common Stock as determined by the Board in its sole discretion, exercised in good faith; PROVIDED, HOWEVER, that where there is a public market for the Common Stock, the fair market value per share shall be the average of the last reported bid and asked prices of the Common Stock on the last trading day prior to the date of determination (or the average closing price over the number of consecutive trading days preceding the date of determination as the Board shall deem appropriate), or, in the event the Common Stock is listed on a stock exchange or on the Nasdaq National Market, the fair market value per share shall be the closing price on such exchange or quotation system on the last trading date prior to the date of determination (or the average closing price over the number of consecutive trading days preceding the date of determination as the Board shall deem appropriate); and PROVIDED FURTHER, that notwithstanding the foregoing, the fair market value of the Company's Common Stock on the First Offering Date (which is the first business day of the first Offering Period under this Plan) shall be deemed to be the price per share at which shares of the Company's Common Stock are initially offered for sale to the public in the Company's initial public offering of its Common Stock pursuant to a registration statement filed with the SEC under the Securities Act

         9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

             (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than two percent (2%), nor greater than ten percent (10%) or such lower limit set by the Committee. Compensation shall mean all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; PROVIDED, HOWEVER, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

             (b) A participant may lower (and, effective for Offering Periods commencing on or after February 1, 1998, increase) the rate of payroll deductions during an Offering Period by filing with the Treasury Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the Treasury Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Treasury Department a new authorization for payroll deductions not later than the 15th day of the month before the beginning of such Offering Period.

             (c) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

             (d) On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

             (e) As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant of a certificate representing the shares purchased upon exercise of his option.

             (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under this Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         10. LIMITATIONS ON SHARES TO BE PURCHASED.

             (a) No employee shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan.

             (b) No more than two hundred percent (200%) of the number of shares determined by using eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

             (c) No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Offering Period, the Board may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "MAXIMUM SHARE AMOUNT"). In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen (15) days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Board as set forth above.

             (d) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected thereby.

             (e) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

         11. WITHDRAWAL.

             (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Treasury Department a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of an Offering Period.

             (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in this Plan.

             (c) If the purchase price on the first day of any current Offering Period in which a participant is enrolled is higher than the purchase price on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period. A participant does not need to file any forms with the Company to automatically be enrolled in the subsequent Offering Period.

         12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board; PROVIDED that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         13. RETURN OF PAYROLL DEDUCTIONS. In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

         14. CAPITAL CHANGES. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "RESERVES"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"; and PROVIDED FURTHER, that the price per share of Common Stock shall not be reduced below its par value per share. Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

       In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under this Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each option under this Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

       The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation; PROVIDED, that the price per share of Common Stock shall not be reduced below its par value per share.

         15. NONASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

         16. REPORTS. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

         17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "NOTICE PERIOD"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

         18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

         19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This
Section 19 shall take precedence over all other provisions in this Plan.

         20. NOTICES. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. TERM; STOCKHOLDER APPROVAL. After this Plan is adopted by the Board, this Plan will become effective on the date that is the First Offering Date (as defined above); PROVIDED, HOWEVER, that if the First Offering Date does not occur on or before December 31, 1995, this Plan will terminate as of December 31, 1995 having never become effective. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. Thereafter, no later than twelve (12) months after the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 with respect to stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time),
(b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

         22.  DESIGNATION OF BENEFICIARY.

                (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of an Purchase Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

                (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         23. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         24. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

         25. AMENDMENT OR TERMINATION OF THIS PLAN. The Board may at any time amend, terminate or the extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with
Section 21 hereof within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

                (a) increase the number of shares that may be issued under this Plan;

                (b) change the designation of the employees (or class of employees) eligible for participation in this Plan; or

                (c) constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

                                HNC SOFTWARE INC.

                        1995 DIRECTORS STOCK OPTION PLAN

                             As Adopted May 4, 1995
                         and As Amended March 18, 1999,
               June 12, 1999, November 9, 1999 and March 30, 2000

         1. PURPOSE. This 1995 Directors Stock Option Plan (this "PLAN") is established to provide equity incentives for nonemployee members of the Board of Directors of HNC Software Inc. (the "COMPANY"), who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

         2. ADOPTION AND STOCKHOLDER APPROVAL. After this Plan is adopted by the Board of Directors of the Company (the "BOARD"), this Plan will become effective on the time and date (the "EFFECTIVE DATE") on which the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to register the initial public offering of the Company's Common Stock is declared effective by the SEC; PROVIDED, HOWEVER, that if the Effective Date does not occur on or before December 31, 1995, this Plan will terminate as of December 31, 1995 having never become effective. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board. Options ("OPTIONS") may be granted under this Plan after the Effective Date provided that, in the event that stockholder approval is not obtained within the time period provided herein, this Plan, and all Options granted hereunder, shall terminate. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the stockholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such stockholder approval is not obtained. So long as the Company is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, (the "EXCHANGE ACT") the Company will comply with the requirements of Rule 16b-3 with respect to stockholder approval.

         3. TYPES OF OPTIONS AND SHARES. Options granted under this Plan shall be nonqualified stock options ("NQSOs"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "SHARES") are shares of the Common Stock of the Company.

         4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the "MAXIMUM NUMBER") is 750,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; PROVIDED, HOWEVER that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan exceeds the Maximum Number of Shares, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

         5. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "COMMITTEE"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

         6. ELIGIBILITY AND AWARD FORMULA.

                6.1 ELIGIBILITY. Options may be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below.

                6.2 INITIAL GRANT. Each Optionee who on or after the Effective Date is or becomes a member of the Board will automatically be granted an Option for 25,000 Shares (the "INITIAL GRANT"). Initial Grants shall be made on the later of the Effective Date or the date such Optionee first becomes a member of the Board.

                6.3 SUCCEEDING GRANTS. On each anniversary of the Initial Grant, if the Optionee is still a member of the Board and has served continuously as a member of the Board since the date of the Optionee's Initial Grant, the Optionee will automatically be granted an Option for 10,000 Shares (a "SUCCEEDING GRANT").

         7. TERMS AND CONDITIONS OF OPTIONS. Subject to the following and to
Section 6 above:

                7.1 FORM OF OPTION GRANT. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("GRANT") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

                7.2 VESTING.

                    (a) OPTIONS GRANTED ON OR AFTER JUNE 20, 1999. Options granted under this Plan on or after June 20, 1999 shall be fully vested and exercisable in full on the date such Options are granted.

                    (b) OPTIONS GRANTED PRIOR TO JUNE 20, 1999. Options granted under this Plan prior to June 20, 1999 shall become exercisable as they vest according to the vesting schedule set forth below (as used herein, the date an Optionee receives an Initial Grant or a Succeeding Grant that is granted prior to June 20, 1999, is referred to in this Plan as the "START DATE" for such Option):

                        (i) INITIAL GRANTS. Each Option granted prior to June 20, 1999 that is an Initial Grant will vest as follows, so long as the Optionee continuously remains a director of the Company: (A) on the first (1st) anniversary of the Initial Grant, the Initial Grant will vest as to forty percent (40%) of the Shares; (B) on the second (2nd) anniversary of the Initial Grant, the Initial Grant will vest as to thirty percent (30%) of the Shares; (C) on the third (3rd) anniversary of the Initial Grant, the Initial Grant will vest as to twenty percent (20%) of the Shares; and (D) on the fourth (4th) anniversary of the Initial Grant, the Initial Grant will vest as to ten percent (10%) of the Shares.

                        (ii) SUCCEEDING GRANTS. Each Option granted prior to June 20, 1999 that is a Succeeding Grant will vest as to twenty-five percent (25%) of the Shares upon each of the first four (4) successive anniversaries of the Start Date for such Succeeding Grant, so long as the Optionee continuously remains a director of the Company.

                7.3 EXERCISE PRICE. The exercise price of an Option shall be the Fair Market Value (as defined in Section 17.4) of the Shares, at the time that the Option is granted.

                7.4 TERMINATION OF OPTION. Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the "EXPIRATION DATE"). The Option (to the extent it is subject to vesting) shall cease to vest if the Optionee ceases to be a member of the Board. The date on which the Optionee ceases to be a member of the Board shall be referred to as the "TERMINATION DATE". An Option may be exercised after the Termination Date only as set forth below:

                    (a) TERMINATION GENERALLY. If the Optionee ceases to be a member of the Board for any reason except death or disability, then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee within seven (7) months after the Termination Date, but in no event later than the Expiration Date.

                    (b) DEATH OR DISABILITY. If the Optionee ceases to be a member of the Board because of the death of the Optionee or the disability of the Optionee within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "CODE"), then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

         8. EXERCISE OF OPTIONS.

                8.1 NOTICE. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

                8.2 PAYMENT. Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

                8.3 WITHHOLDING TAXES. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

                8.4 LIMITATIONS ON EXERCISE. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                    (a) An Option shall not be exercisable until such time as this Plan (or, in the case of Options granted pursuant to an amendment increasing the number of shares that may be issued pursuant to this Plan, such amendment) has been approved by the stockholders of the Company in accordance with Section 15 hereof.

                    (b) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act and all applicable state securities laws, as they are in effect on the date of exercise.

                    (c) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

         9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

         10. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

         11. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, or in the event of a change in the corporate structure, capitalization or a dividend of property affecting the value of the Company's Shares, appropriate adjustments will be made by the Board in the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options, subject to any required action by the stockholders of the Company and compliance with applicable securities laws; PROVIDED, HOWEVER, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

         12. NO OBLIGATION TO CONTINUE AS DIRECTOR. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

         13. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

         14. ACCELERATION OF OPTIONS. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (OTHER THAN a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed or replaced by the successor corporation, which assumption will be binding on all Optionees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under Section 424 of the Code wherein the stockholders of the Company give up all of their equity interests in the Company (EXCEPT for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

         15. AMENDMENT OR TERMINATION OF PLAN. The Committee may at any time terminate or amend this Plan (but may not terminate or amend the terms of any outstanding option without the consent of the Optionee); PROVIDED, HOWEVER, that the Committee shall not, without the approval of the stockholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 4 and 11 above) or change the class of persons eligible to receive Options. Further, the provisions in Sections 6 and 7 of this Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

         16. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the date this Plan is adopted by the Board.

         17. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

                17.1 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                17.2 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                17.3 "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                17.4 "FAIR MARKET VALUE" shall mean, as of any date, the value of a share of the Company's Common Stock determined by the Board in its sole discretion, exercised in good faith; PROVIDED, HOWEVER, that where there is a public market for the Common Stock, the Fair Market Value per share shall be the average of the closing bid and asked prices of the Common Stock on the last trading day prior to the date of determination as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the Nasdaq Stock Market) or, in the event the Common Stock is listed on a stock exchange or on the Nasdaq National Market, the Fair Market Value per share shall be the closing price on the exchange or on the Nasdaq National Market on the last trading date prior to the date of determination as reported in THE WALL STREET JOURNAL; PROVIDED, HOWEVER, that notwithstanding the foregoing, with respect to the Initial Grants that are granted on the Effective Date, the "Fair Market Value" shall mean the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act.

                                   PROXY

                             HNC SOFTWARE INC.

              ANNUAL MEETING OF STOCKHOLDERS - MAY 25, 2000

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Mutch and Kenneth J. Saunders, or either of them, as proxies each with full power to appoint his substitute, and hereby authorizes them to represent and to vote all shares of stock of HNC Software Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card at the Annual Meeting of Stockholders of HNC Software Inc. (the "Meeting") to be held on Thursday, May 25, 2000 at 10:00 a.m. local time, at the Company's offices located at 5935 Cornerstone Court West, San Diego, California and at any adjournment or postponement thereof.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED AND, IF NO SPECIFICATION IS MADE WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, 5 AND 6, AND THIS PROXY AUTHORIZES THE ABOVE DESIGNATED PROXIES TO VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOUNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT AUTHORIZED BY RULE 14a-4(c) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


SEE REVERSE      (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)     SEE REVERSE
   SIDE                                                              SIDE

                                 DETACH HERE

/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.
                 FOR MORE DETAILED DESCRIPTION OF THE PROPOSALS,
                      PLEASE PREFER TO THE PROXY STATEMENT.

1. The election of five directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation, death or removal.

NOMINEES:  (01) Edward K. Chandler, (02) Thomas F. Farb, (03) Alex W. Hart,
           (04) Charlee H. Gaylord, Jr. and (05) John Mutch

           / / FOR ALL NOMINEES     / / WITHHELD FROM ALL NOMINEES

/ / __________________________________________________________________
(Instruction: to withhold authority to vote for any individual nominee write that nominee's name on the space provided above.)

                                MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW / /

2. To amend HNC's Certificate of Incorporation to increase the number of shares of Common Stock from 50,000,000 shares to 120,000,000 shares.

                   FOR          AGAINST          ABSTAIN
                   / /            / /              / /

3. To approve an amendment to HNC's 1995 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance under the plan by 1,850,000 shares.

                   FOR          AGAINST          ABSTAIN
                   / /            / /              / /

4. To approve an amendment to HNC's 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance under the plan by 200,000 shares.

                   FOR          AGAINST          ABSTAIN
                   / /            / /              / /

5. To approve an amendment to HNC's 1995 Directors Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under the plan by 250,000 shares.

                   FOR          AGAINST          ABSTAIN
                   / /            / /              / /

6. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2000.

                   FOR          AGAINST          ABSTAIN
                   / /            / /              / /

7. To transact the other business that may properly come before the Meeting or any adjournment or postponement of the meeting.

Please sign exactly as your name(s) appear(s) on this Proxy. If shares of stock stand of record in the names of two or more persons or in the name of husband an wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy. If shares of stock are held of record by a corporation, this Proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute this Proxy for a deceased stockholder should give their full title. Please date this Proxy.

Signature:________________________________________ Date: _____________________

Signature:________________________________________ Date: _____________________